Summary Prospectus Large Cap Core Equity Fund AUGUST 1, 2010 Class / Ticker Symbol A / CFVIX C / CVIBX I / CRVAX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Large Cap Core Equity Fund (the “Fund”) seeks long-term capital appreciation. As a secondary goal, the Fund also seeks current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 65 of the Fund’s prospectus and Rights of Accumulation on page 84 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.18%	1.93%	0.93%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$688	$928	$1,187	$1,924
C Shares	$296	$606	$1,042	$2,254
I Shares	$95	$296	$515	$1,143

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

A Shares	$688	$928	$1,187	$1,924
C Shares	$196	$606	$1,042	$2,254
I Shares	$95	$296	$515	$1,143

August 1, 2010	1	Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other U.S. traded equity securities of large cap companies. U.S. traded equity securities may include American Depositary Receipts (“ADRs”). IronOak Advisors LLC (the “Subadviser”) considers large cap companies to be companies with market capitalizations similar to those of companies in the S&P 500 Index. As of July 1, 2010, the market capitalization range of companies in the S&P 500 Index was between approximately $1 billion and $269 billion.

The Subadviser believes that a portfolio of stocks with attractive fundamental characteristics purchased at a reasonable valuation will provide above average returns over time. In selecting investments for purchase and sale, the Subadviser chooses companies that, in its opinion, offer above average stock appreciation potential relative to other companies in the same economic sector. The Subadviser uses sector-specific factors to highlight companies whose characteristics are currently attractive versus market peers. The Subadviser performs fundamental research to evaluate securities for the portfolio. The Subadviser’s approach attempts to identify a well-defined “investment thesis” (what it believes a company’s prospects may be over the next 12 to 18 months) based on competitive positioning, business model, and potential catalysts and risks.

The Subadviser seeks securities with an attractive risk/return profile, improving fundamentals and earnings outlook, and relative financial strength and flexibility. The Subadviser may sell a security when the investment thesis is realized, the investment thesis breaks down, or a more attractive alternative presents itself.

The Subadviser believes a diversified approach to portfolio management is a critical component of the overall investment process.

In addition, to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

Principal Investment Risks

Equity Risk: Stock prices may fall over short or extended periods of time. The value of the Fund’s securities may fluctuate drastically from day to day.

Large Company Risk: Large cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

Smaller Company Risk: Small and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of a larger company. Smaller companies may be newer or less established and may have limited resources, products and markets. They may be less liquid.

ADR Risk: Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Derivatives Risk: Because the Fund may invest in derivatives, it is exposed to additional volatility and potential loss. Losses on investments in certain types of derivatives may exceed the Fund’s initial investment.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Summary Prospectus	2	August 1, 2010

This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
15.73%	-22.03%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was -8.03%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. These returns reflect applicable sales charges and assume shareholders redeem all of their shares at the end of the period indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the I Shares. After-tax returns for other classes will vary.

	1 Year	5 Years	10 Years

A Shares Returns Before Taxes	21.16%	-0.59%	0.70%

C Shares Returns Before Taxes	26.73%	-0.14%	0.54%

I Shares Returns Before Taxes	29.00%	0.86%	1.52%

I Shares Returns After Taxes on Distributions	28.72%	-0.12%	0.84%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	19.15%	0.75%	1.21%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863, or by visiting www.ridgeworth.com.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. IronOak Advisors LLC is the Fund’s subadviser.

Portfolio Management

Mr. Jeffrey E. Markunas, CFA, President and Chief Investment Officer of the Subadviser, has managed the Fund since its inception in September 1992.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A and C Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each class are shown below, although these minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Class	Dollar Amount

A Shares	$2,000
C Shares	$5,000 ($2,000 for IRA or other tax qualified accounts)
I Shares	None

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

August 1, 2010	3	Summary Prospectus

RFSUM-LCC-0810